Offerings - Offering: 1	Jun. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 21,053,812.20
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,907.53
Offering Note	a. Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 1,311,764 shares of common stock, par value $0.01 per share, of Willow Tree Capital Corporation (the "Company") at a price equal to $16.05 per share, which represents the Company's net asset value per share as of March 31, 2026. b. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.